SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 7, 2010

 China Green, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53415	75-3269182
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 405, 4/F
Wing Ming Industrial Center
15 Cheung Yue Street
Cheung Sha Wan, Kowloon, K3 00000
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(852) 3691-8831
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On June 7, 2010 management concluded that the financial statements included in our Annual Report on Form 10-K for the fiscal year end June 30, 2009 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2009, December 31, 2009 and March 31, 2010 filed with the Securities and Exchange Commission (the “Reports”) should not be relied upon.  Our authorized officers discussed these matters with our independent accountants.  The restatement of the third quarter 2009 will be found in the amended Reports to be filed. Management will reflect the comparative 2009 and 2010 restated amounts in a restatement footnote on the  fiscal year ending 2009 Form 10-K Annual Report and fiscal year ending 2010  Form 10-Q Quarterly Reports. -

Non-reliance on our previously issued Reports is due to the following items:

(i)   Adjustments to the share based compensation expense for our sole director measured by par value $0.00001 per share.

In August 2009, we issued 127,083 shares of our common stock to our sole director, Wa Kei Anthony Wong, as compensation for services rendered to the Company in August 2009 (the “Share Based Compensation”). The Share Based Compensation expense was computed at par value ($0.00001) on a per share basis.  We have revised the financial statements and relevant disclosure(s) to adjust the per share price of the 127,083 shares of common stock issued to Mr. Wong to $3.00 per share based upon the offering price of our common stock in the Regulation S offering completed in August 2009 under FASB ASC 718-10-30.

(ii)   Adjustments to the non employee share based compensation expense measured by par value $0.00001 per share.

In August 2009, we issued 729,167 shares of our common stock to non-employees in exchange for consulting services in August 2009 (the “Share Based Compensation”).  The Share Based Compensation expense was computed at par value ($0.00001) on a per share basis. We have revised the financial statements and relevant disclosure to adjust the per share price of the 729,167 shares of common stock issued to non-employees to $3.00 per share based upon the offering price of our common stock in the Regulation S offering completed in August 2009 under FASB ASC 505-50-30.

In addition, we adjusted our previously issued financial statements to reflect the stock compensation paid on August 2009 in connection with the restatement:

		Date of		Price per
	Employee/	completion for	no. of shares	share	Total
Shareholder	non-employee	services rendered	received	$	$

Wa Kei Anthony Wong (1)	Employee	June 30, 2009	127,083	3.0	381,249
Ka Hing Aurona Wong (2)	Non-employee	June 30, 2009	177,083	3.0	531,251
Ying Hung Bernadette Wong (2)	Non-employee	June 30, 2009	177,083	3.0	531,251
Pak Fai Philip Wong (2)	Non-employee	June 30, 2009	312,500	3.0	937,500
Man Kit Brian Leung (2)	Non-employee	June 30, 2009	62,500	3.0	187,500
			856,250		2,568,750

Classified as:
				Price per
			no. of shares	share	Total
			received	$	$
Employees' compensation			127,083	3.0	381,249
Non-employees' compensation			729,167	3.0	2,187,501
			856,250		2,568,750

(1)	Wa Kei Anthony Wong’s Share Based Compensation expense adjusted to reflect the per share price of 127,083 shares of common stock issued at $3.00 per share.
(2)	Non-employee Share Based Compensation expense adjusted to reflect the per share price of 729,167 shares of common stock issued at $3.00 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

7.1      Item 4.02(c) Letter from Parker Randall CF (H.K.) CPA Limited, LLC dated Auguts 4, 2010 regarding the statements made in Item 4.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN, INC.

Date: August 4, 2010	By:	/s/ Chi Yip Tai
Chi Yip Tai
Chairman of the Board & Chief Executive Officer